                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CAL-MAINE FOODS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              CAL-MAINE FOODS, INC.

                            NOTICE OF ANNUAL MEETING

                                OCTOBER 11, 1999

TO THE SHAREHOLDERS:

         The Annual Meeting of the shareholders of Cal-Maine Foods, Inc. will be held at the corporate offices of Cal-Maine Foods, Inc. at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39207, at 10:00 a.m. (Local Time), on Monday, October 11, 1999, to consider and vote on:

         1. The election of directors to serve on the Board of Directors of Cal-Maine Foods, Inc. for the ensuing year.

         2.   Approval of the Cal-Maine Foods, Inc. 1999 Stock Option Plan.

         3. Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         August 24, 1999 has been fixed as the record date for determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

         The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign, date and return the enclosed proxy card promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.



                                            FOR THE BOARD OF DIRECTORS


                                            /s/ Bobby J. Raines
                                            ---------------------------------
                                            BOBBY J. RAINES
                                            SECRETARY


DATED: September 7, 1999.

SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                              CAL-MAINE FOODS, INC.
                            3320 WOODROW WILSON DRIVE
                           JACKSON, MISSISSIPPI 39207

                       PROXY STATEMENT FOR ANNUAL MEETING
                   OF SHAREHOLDERS TO BE HELD OCTOBER 11, 1999

         The information set forth in this proxy statement is furnished in connection with the Annual Meeting of Shareholders of Cal-Maine Foods, Inc. ("Cal-Maine" or the "Company") to be held on Monday, October 11, 1999, at 10:00 a.m., Jackson time, at the Company's headquarters, 3320 Woodrow Wilson Drive, Jackson, Mississippi. A copy of the Company's annual report to shareholders for the fiscal year ended May 29, 1999, accompanies this proxy statement. Additional copies of the annual report, notice, proxy statement, and proxy card may be obtained from the Company's Secretary, Bobby J. Raines, Post Office Box 2960, Jackson, Mississippi 39207. The Company's telephone number is 601/948-6813.

         The enclosed proxy is solicited by the Board of Directors of the Company. The proxy may be revoked by a shareholder at any time before it is voted by filing with the Company's Secretary a written revocation or a duly executed proxy bearing a later date. The proxy also may be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.

         All expenses incurred in connection with the solicitation of proxies will be paid by the Company. In addition to the solicitations of proxies by mail, directors, officers, and regular employees of the Company may solicit proxies in person or by telephone. The Company will, upon request, reimburse banks, brokerage houses and other institutions, and fiduciaries for their expenses in forwarding proxy material to their principals.

         This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about September 7, 1999. Shareholders of record at the close of business on August 24, 1999, are eligible to vote at the Annual Meeting. As of the record date, 11,212,988 shares of the Company's Common Stock were outstanding, and 1,200,000 shares of the Company's Class A Common Stock were outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. Each share of Class A Common Stock is entitled to ten votes on each such matter. Both the shares of Common Stock and the shares of Class A Common Stock have the right of cumulative voting in the election of directors. Cumulative voting means that each shareholder will be entitled to cast as many votes as he or she has the right to cast (before cumulating votes), multiplied by the number of directors to be elected. All such votes may be cast for a single nominee or may be distributed among the nominees to be voted for as the shareholder sees fit. To exercise cumulative voting rights by Proxy, a shareholder must clearly designate the number of votes to be cast for any given nominee.

         Shares represented by a properly executed and returned proxy card will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted FOR the election of nine nominees to serve as directors of the Company and approval of the Cal-Maine Foods, Inc. 1999 Stock Option Plan.

         The election of directors requires a plurality of the votes cast and the approval of the 1999 Stock Option Plan requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

         In accordance with the Company's bylaws and Delaware law, the Board will appoint two inspectors of election. The inspectors will take charge of, and will count, the votes and ballots cast at the Annual Meeting and will make a written report on their determination.

              OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information as to the beneficial ownership of the Company's Common Stock as of August 24, 1999, by (i) each person known by the Company to beneficially own more than 5% of the class outstanding and (ii) each director, each nominee to serve as a director of the Company, each executive officer named in the Summary Compensation Table (see "Compensation of Executive Officers and Directors") and by all directors and officers as a group. Each executive officer also is a director of the Company.



                                             COMMON STOCK AND CLASS "A" COMMON STOCK
                                             ---------------------------------------

                                          NUMBER OF SHARES(1)              PERCENT OF CLASS       PERCENT OF TOTAL VOTING
                                          -------------------              ----------------       -----------------------
NAME OF BENEFICIAL OWNER(2)           COMMON             CLASS A       COMMON         CLASS A             POWER (3)
------------------------              ------             -------       -------        -------             ---------

FRED R. ADAMS, JR. (4)             5,022,447(4)(5)       1,176,600      44.7%           99.7%               72.3%

CAL-MAINE FOODS, INC.
EMPLOYEE STOCK OWNERSHIP PLAN      3,040,104                            27.1%                               13.1%

RICHARD K. LOOPER                    156,591(6)                          1.4%                                 *

ADOLPHUS B. BAKER                    216,146(7)             23,400       1.9%             .3%                1.9%

BOBBY J. RAINES                      218,677(8)                          1.9%                                 *

JACK B. SELF                          44,701(9)                           *                                   *

JOE M. WYATT                         144,864(10)                         1.3%                                 *

CHARLES F. COLLINS                    67,656(11)                          *                                   *

W. D. (JACK) COX                       4,800                              *                                   *

R. FASER TRIPLETT, M.D.               12,800                              *                                   *

ALL DIRECTORS AND EXECUTIVE
OFFICERS AS A GROUP (NINE
PERSONS) (12)                      5,954,734                            53.1                                77.3%


----------------------
*  LESS THAN 1%.

(1) The information as to beneficial ownership is based on information known to the Company or statements furnished to the Company by the beneficial owners. As used in this table, "beneficial ownership" means the sole or shared power to vote or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition of a security). For purposes of this table, a person is deemed as of any date to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date, such as under the Company's 1993 Stock Option Plan.

(2) The address of each person, except W.D. Cox and R. Faser Triplett, M.D., is Cal-Maine Foods, Inc., 3320 Woodrow Wilson Drive (Post Office Box 2960), Jackson, Mississippi 39207. Mr. Cox's address is 1161 Oak River Road, Memphis, Tennessee 39120 and Dr. Triplett's address is 1600 North State Street, Second Floor, Jackson, Mississippi 39202.

(3) Percent of total voting power is based on the total votes to which the Common Stock (one vote per share) and Class A Common Stock (ten votes per share) are entitled.

(4) The number of shares shown in the table include 307,231 shares of Common Stock owned by Mr. Adams' spouse and 127,200 shares pledged to a bank to secure a promissory note obligation in relation to which the Company has a repurchase obligation (See "Certain Relationships and Related Transactions" under "Election of Directors"). The Class A Common Stock is convertible on a shares-for-share basis into shares of Common Stock.

(5) Includes 247,256 shares accumulated under the Cal-Maine Foods, Inc. Employee Stock Ownership Plan ("ESOP").

(6) Includes 64,892 shares accumulated under ESOP, 15,505 shares owned by Mr. Looper's spouse.

(7) Includes 61,257 shares owned by Mr. Baker's spouse separately and as custodian for their children as to which Mr. Baker disclaims any beneficial ownership, and 27,107 shares accumulated under the ESOP.

(8) Includes 4,766 shares accumulated under the ESOP, and 5,000 shares owned by Mr. Raines' spouse.

(9)  Includes 18,753 shares accumulated under the ESOP.

(10) Includes 3,843 shares accumulated under the ESOP.

(11) Includes 67,656 shares accumulated under the ESOP.

(12) Includes shares as to which Messrs. Adams and Baker disclaim any beneficial ownership. See Notes (4) and (7) above.

     The shares of Common Stock accumulated in the ESOP, as indicated in Notes
(5) through (11) above, also are included in the 3,040,104 shares shown in the table as owned by the ESOP.

No options were granted to the above-named executive officers in fiscal 1999.

                              ELECTION OF DIRECTORS

     The Company's bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than fifteen. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at nine. Unless otherwise specified, proxies will be voted FOR the election of the nine nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is unable or declines to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate in their discretion. The directors recommend a vote FOR the nine nominees listed below. All nominees presently serve as directors of the Company.

NOMINEES FOR DIRECTOR

The table below sets forth certain information regarding the nominees for election to the Board of Directors:



            NAME                   AGE                     TENURE AND BUSINESS EXPERIENCE
            ----                   ---                     ------------------------------
Fred R. Adams, Jr. (1) (3)         67    Fred R. Adams, Jr. has served as the Chief Executive Officer and
Chairman of the Board of                 director of the Company since its formation in 1969 and as the
Directors and Chief Executive            Chairman of its Board of Directors since 1982.  He is a director
Officer                                  and past chairman of National Egg Company, United Egg Producers,
                                         Mississippi Poultry Association, U.S.


                                         Egg  Marketers, Inc., and Egg Clearinghouse, Inc. Mr. Adams is
                                         the father-in-law of Mr. Baker.

Richard K. Looper (1)              72    Richard K. Looper served as President and Chief Operating Officer
Vice Chairman of the                     of the Company from 1983 to January 1997.  Previously, he had
Board of Directors                       served as Executive Vice President of the Company since 1982 and was originally employed by the Company in 1974.  Mr. Looper is a past chairman of the American Egg Board and U.S. Egg Marketers,
                                         Inc.  He has served as a director of the Company since 1982.

Adolphus B. Baker (1)              42    Adolphus B. Baker was elected President and Chief Operating
President and Chief Operating            Officer in January 1997.  He was serving as Vice President and
Officer                                  Director of Marketing of the Company when elected President.
                                         Previously, he had served as Assistant to the President since
                                         1987 and has been employed by the Company since 1986.  Mr. Baker is a member of the American Egg Board, chairman of Mississippi
                                         Poultry Association, and is a past chairman of Egg Clearinghouse,
                                         Inc.  Mr. Baker is a director of Trustmark National Bank of
                                         Jackson, Mississippi.  He has been a director of the Company since 1991.  Mr. Baker is Mr. Adams' son-in-law.

Bobby J. Raines (1) (2)            66    Bobby J. Raines has served as Vice President, Chief Financial
Vice President, Chief                    Officer, Treasurer and Secretary of the Company since 1972.
Financial Officer, Treasurer,            Previously, he had handled various operational responsibilities
Secretary and Director                   and has been employed by the Company since its formation in
                                         1969. He has served as a director of the Company since 1982.

Jack B. Self, Vice                 69    Jack B. Self has been Vice President/Operations and Production of
President/Operations and                 the Company since 1977.  He has served as a director of the
Production and Director                  Company since 1983.

Joe M. Wyatt                       60    Joe M. Wyatt has been Vice President/Feed Mill Division since
Vice President/Feed Mill                 1977 and has been employed by the Company since its formation in
Division and Director                    1969.  He has served as a director of the Company since 1983.

Charles F. Collins                 55    Charles F. Collins has served as Vice President and Controller of
Vice President, Controller               the Company since 1978.  He has served as a director of the
and Director                             Company since 1983.  He has been employed by the Company since 1969.

W.D. (Jack) Cox (2) (3)            73    W.D. (Jack) Cox has served as a director of the Company since
Director                                 September 1996.  Mr. Cox has been a consultant to various food companies and a major farm implement company since October 1990.
                                         Prior thereto, he served as Vice President for vegetable oil procurement at Kraft, Inc. ("Kraft"), and was a consultant to offshore and Canadian locations of Kraft's facilities. In the early 1980s, Mr. Cox was Vice President for commodities and ingredients of Nabisco Brands, Inc. From 1970 to 1972 Mr. Cox
                                         was employed by the Company as Vice President for egg products.

R. Faser Triplett, M.D. (2)(3)    65     R. Faser Triplett, M.D., has served as a director of the Company
Director                                 since September 1996.  Dr. Triplett is a practicing physician and a Clinical Assistant Professor at the University of Mississippi
                                         School of Medicine.  He is the majority owner of Avanti Travel,
                                         Inc. and a director of Skytel Corporation.

----------------
(1)      Member of the Executive Committee
(2)      Member of the Audit Committee
(3)      Member of the Compensation Committee

         The Company's executive officers, each of whom is also a director of Cal-Maine, serve as executive officers at the pleasure of the Board.

BOARD AND COMMITTEE MEETINGS

         The Board of Directors of the Company held four (4) meetings in fiscal year 1999, and all directors attended the meetings held, with the exception of Mr. Looper who was unable to attend the meeting held April 15, 1999. The full Board acted by written consent on four (4) occasions. The Executive Committee of the Board consists of Messrs. Adams, Looper, Baker and Raines. The Board also has a Compensation Committee consisting of Messrs. Adams, Cox and Triplett, and an Audit Committee consisting of Messrs. Raines, Cox and Triplett. The Compensation and Audit Committees were established in October 1997, after Messrs. Cox and Triplett became members of the Board of Directors. The Board does not have a nominating committee or committee performing similar functions. This function is performed by the Executive Committee.

         The Executive Committee may exercise all of the powers of the full Board of Directors, except for certain major actions, such as the adoption of any agreement of merger or consolidation, the recommendation to stockholders of any disposition of substantially all of the Company's assets or a dissolution of the Company, and the declaration of a dividend or authorization of an issuance of stock. The Executive Committee acts on matters, within the scope of its authority, between meetings of the full Board. During the last fiscal year, no formal meetings of the Executive Committee were held, but the Committee, pursuant to Delaware law, took action by unanimous written consent on fourteen
(14) occasions.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, including the issuance of stock options to the Company's officers, employees and directors. The Compensation Committee met one (1) time during fiscal 1999.

         The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee met four (4) times during fiscal 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Under a Redemption Agreement with Mr. Adams executed March 7, 1994 (the "Agreement"), the Company agreed to purchase certain shares of the Company's capital stock owned by Mr. Adams (the "Collateralized Shares"), which secured Mr. Adams' obligation under a promissory note (the "Note") payable to a bank. The Company agreed to repurchase the Collateralized Shares from the bank, at a purchase price related to the market value thereof, in the event of a default under the Note, based on the determination of the Board of Directors that it would be in the best interest of the Company for the Collateralized Shares to be acquired, if necessary, by the Company rather than by an unrelated party. There has been no default under the Note. At May 29, 1999, Mr. Adams had reduced the principal amount of the Note to $118,155 and the number of Collateralized Shares securing his obligation amounted to 127,200 shares of Common Stock.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, such as the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, for the fiscal year ended May 29, 1999, all Section 16(a) reports applicable to its directors and executive officers were timely filed.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following Summary Compensation Table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal year ended May 29, 1999 by (i) the Company's chief executive officer and (ii) the Company's four other most highly compensated executive officers who were serving as executive officers at the end of that year.



                           SUMMARY COMPENSATION TABLE



                                                                         LTIP                             ALL OTHER
NAME AND PRINCIPAL POSITIONS                SALARY        BONUS(1)      PAYOUTS             SAR         COMPENSATION(2)
----------------------------                ------        --------      -------             ---         ------------
Fred R. Adams, Jr.- Chairman of the
Board and Chief Executive Officer           $255,544       $250,000       None               -0-           $60,997


Richard K. Looper - Vice Chairman of
the Board of Directors                      $150,491       $120,000     $50,000(3)         $193,050        $ 1,246

Adolphus B. Baker - President, Chief
Operating Officer and Director              $121,839       $110,000       None             $ 74,220        $   710

Bobby J. Raines - Vice President,
Chief Financial Officer, Treasurer
and Secretary                               $138,955       $110,000        (4)             $174,713        $   977

Joe M. Wyatt - Vice
President/Operations and Feed Mills         $ 95,612       $ 83,560        (4)             $ 99,095        $   730



---------------------
(1) Bonuses are determined annually by the Compensation Committee of the Board of Directors on a discretionary basis based on the results of the Company's operations and the Committee's evaluation of the executive officer's contribution to such performance.

(2) The amounts shown represent premiums paid under separate life insurance policies purchased by the Company for each person named in the table. The policy on Mr. Adams' life is owned by an Adams family inter vivos trust, and the beneficiaries are Mr. Adams' four daughters and their descendants. Messrs. Looper, Raines and Wyatt are the owners of their respective policies, and members of their families are the beneficiaries. The Company is not a beneficiary under any of such policies and will not receive any portion of the proceeds paid thereunder upon the death of any of the insureds. In addition, the Company made contributions to the account of each named executive maintained under the Company's Employee Stock Ownership Plan. See "Employee Stock Ownership Plan" below.

(3) Paid pursuant to Mr. Looper's incentive compensation agreement with the Company. See "Long Term Incentive Plans," below.

(4) Mr. Raines and Mr. Wyatt earn compensation payable in the future pursuant to long term incentive plans. See "Long Term Incentive Plans" below.

No options were granted to the above-named executive officers in fiscal 1999.

FISCAL YEAR END OPTION VALUE TABLE

         As of May 29, 1999, none of the executive officers named in the Summary Compensation Table held any unexercised options. None of the executive officers named in the Summary Compensation Table exercised any options during fiscal year 1999. However, Messrs. Richard K. Looper, Adolphus B. Baker, Bobby J. Raines and Joe M. Wyatt each surrendered options prior to their date of expiration during fiscal year 1999. The following table sets forth information concerning the surrendered options, for which each named executive officer received cash compensation. The closing price of the common stock on May 29, 1999 was $5.5313 per share.

                  CAL-MAINE FOODS, INC. STOCK OPTION REDEMPTION



  Name                  Date of          # of Shares      Market Quote    Exercise           Market to       Total Paid
                        Surrender                                         Option Price       Exercise Price
                                                                                             Spread

R. K. Looper            1-8-99              60,000         $4.9375           $3.4225          $1.5150        $    90,900

                        1-18-99             20,000           5.125            3.4225           1.7025             34,050

                        1-22-99             40,000           5.125            3.4225           1.7025             68,100

                        Total              120,000                                                               193,050

Adolphus Baker          1-7-99              24,000           4.875            3.4225           1.4525             34,860

                        1-12-99             12,000           4.875            3.4225           1.4525             17,430

                        1-20-99              6,000           5.250            3.4225           1.8275             10,965

                        1-27-99              6,000           5.250            3.4225           1.8275             10,965

                        Total               48,000                                                                74,220

B. J. Raines            3-8-99              10,000          5.4375            3.4225           2.0150             20,150

                        3-11-99             20,000          5.4375            3.4225           2.0150             40,300

                        4-8-99              55,000            5.50            3.4225           2.0775         114,262.50

                        Total               85,000                                                               174,713

  Joe M. Wyatt          3-8-99              10,000          5.4375            3.4225           2.0150             20,150

                        3-9-99               8,000          5.5000            3.4225           2.0775             16,620

                        4-9-99              15,000          5.5000            3.4225           2.0775          31,162.50

                        4-12-99             15,000          5.5000            3.4225           2.0775          31,162.50

                        Total               48,000                                                                99,095

EMPLOYEE STOCK OWNERSHIP PLAN

        The Company maintains a payroll-based Employee Stock Ownership Plan (the "ESOP"). Pursuant to the ESOP, originally established in 1976 all persons employed by the Company over age 21 with one or more years of service, participate. Its assets, which are managed by a trustee designated by the Board, which currently consists primarily of Common Stock of the Company. Contributions by the Company may be made in cash or shares of Common Stock, as determined by the Board of Directors. Employee contributions are not permitted. Company contributions generally may not exceed 15% of the aggregate annual compensation of participating employees. Contributions are allocated to the accounts of participating employees in the proportion which each employee's compensation for the year bears to the total compensation (up to $150,000 per employee) of all participating employees. Company contributions vest 20% annually beginning with the participating employee's third year of service.

         Shares of Common Stock held in an employee's account are voted by the ESOP trustee in accordance with the employee's instructions. An employee or his or her beneficiary is entitled to distribution of the balance of his or her account upon termination of employment. The Company's contributions to the ESOP amounted to approximately $1,298,750 in calendar year 1998. For calendar year 1998, the Company's contributions to the ESOP on behalf of each of the executive officers named in the Summary Compensation Table were: Fred R. Adams, Jr. - $8,684, Richard K. Looper - $8,684, Adolphus B. Baker - $8,684, Bobby J. Raines
- $8,684, and Joe M. Wyatt - $8,684.

1993 STOCK OPTION PLAN

         The Company's 1993 Stock Option Plan was adopted on May 25, 1993, and was amended on September 23, 1996, with shareholder approval (the "1993 Plan"). Under the 1993 Plan, a total of 800,000 shares of Common Stock were reserved for issuance upon the exercise of options that could have been granted under the 1993 Plan. Options were awarded by the Board of Directors of the Company and could have been either incentive stock options ("ISOs") to satisfy the requirements of ss. 422 of the Internal Revenue Code (the "Code"), or non-statutory options ("NSOs") which are not intended to satisfy such requirements.

         With the exception of options held by two non-employee directors of the Company, no options remain outstanding under the 1993 Plan. The Company does not intend to grant any further options under the 1993 Plan and is submitting a new stock option plan to the shareholders of the Company for consideration (See 1999 Stock Option Plan below).

         Under the 1993 Plan, the exercise price per share for any option granted may not be less than 100% of the fair market value of the common stock on the date of the grant. The number and kind of shares subject to an option and the option exercise price may be adjusted in certain circumstances to prevent dilution. The method of payment of an option exercise price will be as determined by the Board of Directors and as is set forth in the individual stock option agreements.

         The options presently outstanding, which all are held by non-employee directors, are for a total of 21,600 shares granted on October 15, 1996, at an exercise price of $4.33 per share and must be exercised no later than ten years after grant. On April 3, 1998, Mr. Cox exercised options and acquired 2,400 shares of Common Stock at which time the market price was $6.44 per share. The presently outstanding options can be exercised in full at any time by the holders. Shares subject to the 1993 Plan have been registered under the Securities Act of 1933.

         The Company does not intend to grant any further options under the 1993 Plan, therefore, with the exception of shares reserved for issuance pursuant to presently outstanding options, the reserved shares described above will be released.

SAVINGS AND RETIREMENT PLAN

         Since 1985, the Company has maintained a defined contribution savings and retirement plan (the "Retirement Plan"), which is designed to qualify under Sections 401 (a) and 401 (k) of the Code. An employee is eligible to participate in the Retirement Plan on or after having attained age 21 and after one year of service. The Retirement Plan is administered by the Company and permits covered employees to contribute up to the maximum allowed by the IRS regulations. Highly compensated employees may be subject to further limitations on the amount of their maximum contribution. The Company may make discretionary contributions matching each employee's pre-tax contributions. At the present time, the Company does not make discretionary contributions. The Retirement Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

         Participating employees are at all times 100% vested in their account balances under the Retirement Plan. Benefits are paid at the time of a participant's death, retirement, disability, termination of employment, and, under limited circumstances, may be withdrawn prior to the employee's termination of service. Contributions are not taxable to employees until such funds are distributed to them.

LONG TERM INCENTIVE PLANS

         The Company has entered into certain incentive compensation continuation agreements (the "Agreements") with Richard K. Looper, Bobby J. Raines and Joe M. Wyatt. Pursuant to the Agreements, each such executive officer may earn up to ten years of compensation payments if he remains with the Company until age 65. If the officer's employment ends before his 65th birthday, he would be entitled to fewer years of incentive compensation payments, depending on the length of time served as an officer. The incentive compensation payments are made monthly, beginning immediately after the officer's 65th birthday, at the annual rate of $50,000 per year for Messrs. Looper and Raines, and $20,000 for Mr. Wyatt. The Agreements provide that once payments begin or have been earned, any remaining payments will continue to be made to the officer's estate after his death.

         Mr. Looper has earned ten (10) years of incentive compensation payments under his Agreement. Mr. Looper began receiving his payments on December 1, 1991. Mr. Raines will have earned twelve (12) years in October 1999 and will earn an additional year for each year worked thereafter until his retirement. Mr. Wyatt has earned seven (7) years and will earn an additional year for each year worked hereafter until his retirement.

DIRECTOR COMPENSATION

         The Company's non-employee directors are each entitled to receive $10,000 annually as compensation for their services as a director and have been granted options to purchase Common Stock under the 1993 Plan and may be granted options under the 1999 Plan. Options to purchase 12,000 shares of Common Stock at a price of $4.33 per share were granted on October 15, 1996 to each of W. D.
(Jack) Cox and R. Faser Triplett, the non-employee directors of the Company. On April 3, 1998, Mr. Cox exercised options to acquire 2,400 shares of Common Stock at which time the market price was $6.44. All options expire ten years after grant. Directors also may be compensated for any services performed in addition to their normal duties as a director of the Company. Employee-directors receive no additional compensation for their services as directors of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In October 1996, the Board of Directors established a Compensation Committee. As indicated above, the members of the Committee are Fred R. Adams, Jr., Chairman of the Board of Directors and Chief Executive Officer, and

W.D. (Jack) Cox and R. Faser Triplett, independent directors of the Company. Only Mr. Adams is an employee of the Company.

         Mr. Adams, as previously discussed, has been, and is, a party to certain transactions to which Cal-Maine also has been, or is, a party. See "Certain Relationships and Related Transactions" under "Election of Directors." From 1970 to 1972, Mr. Cox was employed by the Company as Vice President for egg products.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND STOCK PERFORMANCE GRAPH

         Compensation, excluding payment for options surrendered, for the executive officers named in the table on Page 6 went up slightly compared to the preceding year. The Compensation Committee felt the performance of the named executives was outstanding and was not in any manner the cause of a reduction in company profits which were attributable to industry wide conditions.

Cal Maine Foods Inc (CALM)


                                                            CUMULATIVE TOTAL RETURN
                            ------------------------------------------------------------------------------------------
                            12/12/96    2/97    5/97    8/97    11/97    2/98    5/98    8/98    11/98    2/99    5/99
CAL-MAINE FOODS, INC.          100      116      99      99      90       94      79      68       75      78      80
NASDAQ STOCK MARKET (U.S.)     100      100     108     123     124      137     137     116      152     179     192
NASDAQ NON-FINANCIAL           100       99     107     121     120      133     132     112      149     178     191



                        APPROVAL OF CAL-MAINE FOODS, INC.
                             1999 STOCK OPTION PLAN

Effective April 15, 1999, the Board of Directors of the Company adopted the Cal-Maine Foods, Inc. 1999 Stock Option Plan (the "1999 Plan"). The 1999 Plan is being submitted to the shareholders of the Company for approval. A copy of the Plan is attached as Appendix 1 to this Proxy Statement. This discussion is a summary of the major elements of the 1999 Plan and is not intended to be a full description of the 1999 Plan and does not attempt to cover all aspects of the 1999 Plan. Shareholders are encouraged to read the 1999 Plan in its entirety. All capitalized terms used herein are defined in the 1999 Plan.

SHARES RESERVED

         A total of 500,000 shares of the Company's Common Stock is reserved for issuance under the 1999 Plan.

PURPOSE

         The purpose of the 1999 Plan is to attract and retain qualified officers, directors and other key employees for the Company.

DURATION OF THE PLAN

         The Plan was adopted effective as of April 15, 1999 and, unless extended by amendment in accordance with the terms of the 1999 Plan, no option rights or Tandem Stock Appreciation Rights (TSAR) can be granted after the tenth anniversary of the effective date.

PERSONS ELIGIBLE TO RECEIVE OPTIONS

         Officers, Directors and Other Key Employees as determined by the Administrator of the Plan, are eligible to receive options. The Executive Committee of the Board of Directors of the Company serves as Administrator of the 1999 Plan.

GRANT OF OPTIONS

         Options are awarded by the Board of Directors of the Company and may be either be Incentive Stock Options ("ISOs") that satisfy the requirements of ss. 422 of the Code or Non-Statutory Options ("NSOs") which are not intended to satisfy such requirements. Concurrently with a grant to an Optionee of an Option to acquire Common Stock, the Optionee will be granted TSARs on the same number of shares for which options are granted. A TSAR is the right of the Optionee to receive from the Company an amount, which shall be the Spread at the time of the exercise of a TSAR. Any grant of a TSAR under the 1999 Plan shall be upon such terms and conditions as the Administrator may determine in accordance with the 1999 Plan.

EXERCISE PRICE

         The exercise price per share for any option granted under the 1999 Plan may not be less than 100% of the fair market value of the Common Stock on the date of the grant, or in the case of ISOs, less than 110% of such fair market value if the Option is granted to a person who holds 10% or more of the voting power of the capital stock of the Company. The number and kind of shares subject to an Option, and the exercise price, may be adjusted in certain circumstances to prevent dilution. The method of payment of an Option exercise price shall be as determined by the Administrator and set forth in the individual stock option agreement. A TSAR may be exercised only at a time when the related Option (or any similar right granted under any other plan of the Company) is also exercisable, and the Spread is positive. If the underlying Option is not exercised at the time a related TSAR is, such underlying option will be forfeited.

ADMINISTRATION

         The 1999 Plan shall be administered by the Executive Committee of the Board of Directors of the Company. The Administrator shall have the right to determine fair market value, to select the service providers to whom Options and TSARs may be granted, to determine the number of shares of Common Stock and TSARs to be covered by each Option granted under the 1999 Plan, to approve forms of the Option Agreement for use under the Plan, and to determine the terms and conditions, not inconsistent with the terms of the 1999 Plan, of any Option or TSAR that may be granted thereunder. Such terms include, but are not limited to, the exercise price, the time or times when the options may be exercised, any vesting acceleration or waiver of forfeiture, restrictions or conditions resulting in forfeiture, and any restriction or limitation regarding any Option or share of the Common Stock relating thereto, basing each case on such factors as the Administrator, in its sole discretion, shall determine. Further, the Administrator shall construe and interpret the terms of the 1999 Plan, Options and TSARs granted thereunder, and prescribe, amend and rescind rules and regulations relating to the 1999 Plan.

EXERCISE OF OPTIONS

         All Options must be exercised according to the terms of the 1999 Plan and as provided by the respective Stock Option Agreements. The Options cannot be exercised for fractions of Shares.

         An Option is exercised when the Company has received written or electronic notice of exercise and full payment for the Shares. Payment may be by any method authorized by the Administrator and permitted by the Stock Option Agreement and the 1999 Plan.

         A TSAR shall be deemed exercised when the Company has received written or electronic notice in accordance with the Stock Option Agreement.

TERMINATION OF OPTION

         If an Optionee ceases to be a Service Provider, other than upon the Optionee's death, the Options and attendant TSAR, may be exercised for the time provided in the Stock Option Agreement, to the extent vested. Unless specified differently, such exercise period will be ninety (90) days following cessation of unemployment.

         Upon the death of an Optionee, the Options may be exercised within six
(6) months after the Optionee's death, but only to the extent vested on the date of death.

ANTI-DILUTION PROVISIONS

         The 1999 Plan contains specific anti-dilution provisions in the event of changes in capitalization of the Company, its dissolution, merger or sale of substantially all of the Company's assets. See Annex 1 for full details of these provisions.

AMENDMENT

         The Board of Directors of the Company may amend, alter, suspend or terminate the 1999 Plan with shareholders approval where required by law and regulation.

SHAREHOLDER APPROVAL

         The 1999 Plan requires that the Shareholders of the Company approve the Plan within twelve (12) months from the date it was adopted by the Board of Directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 PLAN.


                              INDEPENDENT AUDITORS

         The firm of Ernst & Young, LLP has served as independent auditors of the Company since fiscal year 1989. While no dispute or disagreement exists with Ernest & Young, LLP, the Board of Directors has elected to receive proposals from qualified accounting firms to serve as independent auditors for fiscal year 2000. The Board believes it is in the best interest of the Company and its shareholders to consider different firms from time to time. Representatives of Ernest & Young, LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals must be received in writing by the Company no later than May 8, 2000, to be considered for inclusion in the Company's proxy materials for the 2000 Annual Meeting. Shareholder proposals should be addressed to Cal-Maine Foods, Inc., Post Office Box 2960, Jackson, Mississippi 39207,
Attention: Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 1998 meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies in the enclosed proxy will vote in accordance with their best judgment on such matters.

         Holders of Common Stock are urged to complete, sign and date the accompanying proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States.



                                        By order of the Board of Directors,



                                         /s/ Bobby J. Raines
                                        ---------------------------------------
                                        Bobby J. Raines
                                        Secretary

Jackson, Mississippi
September 7, 1999

                                                                      APPENDIX A

                              CAL-MAINE FOODS, INC.
                             1999 STOCK OPTION PLAN

         1. PURPOSE OF THE PLAN: The purpose of this Plan is to attract and retain qualified officers, directors and other key employees of Cal-Maine Foods, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with appropriate incentives. Subject to the approval of the Corporation's shareholders, the Corporation has adopted the Plan effective as of April 15, 1999, and unless extended by amendment in accordance with the terms of the Plan, no Option Rights or Tandem Stock Appreciation Rights (TSAR), will be granted hereunder after the tenth anniversary of such effective date.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Board at the time of grant.

         2. DEFINITIONS: As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board in accordance with Section 4 of the Plan.

         (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws. U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

         (c) "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a TSAR.

         (d) "Board" means the Board of Directors of the Corporation.

         (e) "Code" means the Internal Revenue Code of 1986, as amended.

         (f) "Common Stock" means the Common Stock of the Corporation.

         (g) "Corporation" means CAL-MAINE FOODS, INC.

         (h) "Director" means a member of the Board.

         (i) "Employee" means any key employee, including, without limitation, Officers employed by the Corporation or any Parent or Subsidiary of the Corporation. A Service Provider shall not cease to be an Employee in the case of
(i) any leave of absence
approved by the Corporation or (ii) transfers between locations of the Corporation or between the Corporation, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options or TSAR, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, on the 181st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of the director's fee by the Corporation shall be sufficient to constitute "employment" by the Corporation. An employee may serve as a Director of the Company and maintain his status as an employee.

         (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (iii) In the absence of an established market for the Common Stock, the fair Market Value shall be determined in good faith by the Administrator.

         (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (n) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

         (o) "Officer" means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (p) "Option" means a stock option granted pursuant to the Plan.

         (q) "Option Agreement" means an agreement between the Corporation and an Optionee evidencing the terms and conditions of an individual option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (r) "Optioned Stock" means the Common Stock subject to an Option.

         (s) "Optionee" means the holder of an outstanding Option and attendant TSAR granted under the Plan.

         (t) "Parent" means a "parent corporation", whether now or hereinafter existing, as defined in Section 424(e) of the Code.

         (u) "Plan" means this 1999 Stock Option Plan, as amended.

         (v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (w) "Service Provider" means an Officer, Key Employee or non-employee member of the Board.

         (x) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

         (y) "Spread" means the amount by which the Market Value per Share on the date when the TSAR is exercised exceeds the Option Price specified in the related Option Right.

         (z) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         (aa) Tandem Stock Appreciation Rights (TSAR) means the rights described in Paragraph 10 hereof.

         3. STOCK SUBJECT TO THE PLAN: Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option expires, is forfeited, or becomes unexercisable without having been exercised in full, or is surrendered pursuant to a method of payment under Section 9(c), the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

         4.  ADMINISTRATION OF THE PLAN:

         (a) PROCEDURE:

             (i) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

             (ii) ADMINISTRATION: The Plan shall be administered by the Executive Committee of the Board.

         (b) POWERS OF THE ADMINISTRATOR: Subject to the provisions of the Plan the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value;

             (ii) to select the Service Providers to whom Options and TSAR may be granted hereunder;

             (iii) to determine the number of shares of Common Stock and TSAR to be covered by each Option granted hereunder;

             (iv) to approve forms of Option Agreement for use under the Plan;

             (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or TSAR granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, conditions resulting in forfeiture, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vi) to construe and interpret the terms of the Plan, Options, and TSAR, granted pursuant to the Plan;

             (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

             (viii) to modify or amend each Option, and attendant TSAR (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post termination exercisability period of Options and TSAR longer than is otherwise provided for in the Plan;

             (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Corporation withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

             (x) to authorize any person to execute on behalf of the Corporation any instrument required to effect the grant of an Option previously granted by the Administrator;

             (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

             (c) EFFECT OF ADMINISTRATOR'S DECISION: The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

             5. ELIGIBILITY: Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Service Providers who are Employees.

             6. LIMITATIONS:

             (a) Each Option shall be designated in the Option agreement granting such Option as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Corporation and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the option with respect to such shares is granted.

             (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as an Officer, an Employee or a Director of the Corporation, nor shall they interfere in any way with the Optionee's right or the Corporation's right to terminate such relationship at any time, with or without cause.

             7. TERM OF PLAN: Subject to Section 18 of the Plan, the Plan became effective on April 15, 1999. It shall continue in effect for a term of ten (10) years from such date, unless terminated earlier under Section 14 of the Plan.

             8. TERM OF OPTION: The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns Stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

             9. OPTION EXERCISE PRICE AND CONSIDERATION:

             (a) EXERCISE PRICE: The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                 (i) In the case of an Incentive Stock Option

                     (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                     (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the fair Market Value per Share on the date of grant.

                 (ii) In the case of Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator, but shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (b) WAITING PERIOD AND EXERCISE DATES: At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

             (c) FORM OF CONSIDERATION: The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                 (i) cash;

                 (ii) check;

                 (iii) previously acquired Shares having an aggregate fair market value on the date of exercise (determined in accordance with Section 2(m) equal to the aggregate exercise price of all options being exercised;

                 (iv) in the case of nonstatutory stock option, other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                 (v) Shares as to which this Option is then being exercised, in which case the Corporation is to retain so many shares that would otherwise have been delivered by the Corporation upon that exercise of this Option as equals the number of shares that would have been surrendered to the Corporation if the purchase price had been paid with previously issued stock which use shall not be construed as a forfeiture of such options; or

                 (vi) any combination of the foregoing methods of payment; or

                 (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

             10. TANDEN STOCK APPRECIATION RIGHTS: The Board shall concurrently with the grant of an Option, grant the Optionee TSAR on the same number of shares for which options were granted. A TSAR shall be a right of the Optionee to receive from the Corporation an amount, which shall be the Spread at the time of the exercise of an Appreciation Right. Any grant of TSAR under this Plan shall be upon such terms and conditions as the Board may determine in accordance with the following provisions:

                 (a) Any grant shall specify that the amount payable upon the exercise of an TSAR shall be paid by the Company in cash.

                 (b) Any grant may specify that the amount payable upon the exercise of an TSAR shall not exceed a maximum specified by the Board on the Date of Grant.

                 (c) Each grant shall specify that the criteria that must be satisfied before the TSAR or installments thereof shall become exercisable and shall be the same on the Options.

                 (d) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any designated officer thereof and delivered to and accepted by the Optionee and shall describe the subject TSAR, state that the TSAR are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Board may determine consistent with this Plan.

                 (e) Each grant shall provide that a TSARS be exercised only
(i) at a time when the related Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive and if the underlying Option is not exercised, such Option shall be forfeited.

             11. EXERCISE OF OPTION:

             (a) PROCEDURE FOR EXERCISE: Rights as a Shareholder. Any Option or TSAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed exercised when the Corporation has received: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or a family trust. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Corporation shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

             Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for exercise under the Option, meaning by the number of Shares as to which the Option is exercised.

             A TSAR shall be deemed exercised when the Corporation has received written or electronic notice of exercise in accordance with the Option Agreement. The Corporation shall pay to the Optionee exercising TSAR the Spread thereon, less amount required by law to be withheld promptly after the TSAR are exercised.

             (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER: If an Optionee ceases to be a Service Provider, other than upon the Optionee's death, the Optionee may exercise his or her Option on TSAR within such period of time as is specified in the Option Agreement to the extent that the Option on TSAR is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (c) DEATH OF OPTIONEE: If an Optionee dies while a Service Provider or within ninety (90) days of ceasing to be a Service Provider, the Option may be exercised within six (6) months after the death of Optionee, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date Optionee ceased to be a Service Provider. If, at the time Optionee ceased to be a Service Provider, the optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's will or laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (d) BUYOUT PROVISIONS: The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

             (e) NON-TRANSFERABILITY OF OPTIONS: Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed or in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

             12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE:

             (a) CHANGES IN CAPITALIZATION: Subject to any required action by the shareholders of the Corporation, the number of shares of Common Stock covered by each outstanding Option and the attendant TSAR and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of Shares of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

             (b) DISSOLUTION OR LIQUIDATION: In the event of the proposed dissolution or liquidation of the Corporation, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option on TSAR until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

             (c) MERGER OR ASSET SALE: In the event of a merger of the Corporation with or into another corporation, or the sale of substantially all of the assets of the Corporation, each outstanding Option and TSAR shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option and TSAR the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock and TSAR, including Shares as to which it would not otherwise be vested or exercisable. If an Option and TSAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option and TSAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option and TSAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

             13. DATE OF GRANT: The date of grant of an Option shall be, for all purposes, the date of which the Administrator make the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

             14. AMENDMENT AND TERMINATION OF THE PLAN:

             (a) AMENDMENT AND TERMINATION: The Board may at any time amend, alter, suspend or terminate the Plan.

             (b) SHAREHOLDER APPROVAL: The Corporation shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

             (c) EFFECT OF AMENDMENT OR TERMINATION: No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Corporation. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

             15. CONDITIONS UPON ISSUANCE OF SHARES:

             (a) LEGAL COMPLIANCE: Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

             (b) INVESTMENT REPRESENTATIONS: As a condition to the exercise of an Option, the Corporation may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

             16. INABILITY TO OBTAIN AUTHORITY: The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

             17. RESERVATION OF SHARES: The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

             18. SHAREHOLDER APPROVAL: This Amended and Restated Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months after the date of the adoption of this Amendment. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                              CAL-MAINE FOODS, INC.

       THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

     The undersigned hereby appoints Fred R. Adams, Jr. and Bobby J. Raines, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Cal-Maine Foods, Inc. (the "Company"), held of record by the undersigned on August 24, 1999, at the Annual Meeting of Stockholders of the Company, to be held on October 11, 1999, and at any adjournments thereof, with all powers the undersigned would possess if personally present.

     1. Election of Directors (Check only one box below. TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NAME OF NOMINEE.)

          [ ]   To vote for all the nominees listed below:
                Fred R. Adams, Jr., Richard K. Looper, Adolphus B. Baker,
                Bobby J. Raines, Jack B. Self, Joe M. Wyatt, Charles F. Collins,
                W. D. (Jack) Cox, and R. Faser Triplett, M.D.

          OR

          [ ]   To withhold authority to vote for all nominees listed above.

          OR

          [ ] To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.

                         Fred R. Adams, Jr.         ________
                         Richard K. Looper          ________
                         Adolphus B. Baker          ________
                         Bobby J. Raines            ________
                         Jack B. Self               ________
                         Joe M. Wyatt               ________
                         Charles F. Collins         ________
                         W. D. (Jack) Cox           ________
                         R. Faser Triplett, M.D.    ________

          Please refer to the Proxy Statement for a discussion of cumulative voting.

     2.   FOR approval of the Cal-Maine Foods, Inc. 1999 Stock Option Plan.

                    [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR PROPOSAL 2. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE, EITHER IN PERSON OR IN WRITING.



                           -----------------------------------------------------
                           Signature                  (Seal)

                           -----------------------------------------------------
                           Signature if held jointly   (Seal)

                                                                        , 1999.
                           ---------------------------------------------
                           (Date)

                           1. Sign your name exactly as it appears on the label.
                           2. When signing as attorney, executor, administrator,
                              trustee, or guardian, please state full title as such.
                           3. If a corporation, please sign in full corporate
                              name by president or other authorized officer.
                           4. If a partnership, please sign in partnership name
                              by authorized person.
                           5. When shares are held jointly, both stockholders
                              must sign this proxy.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                              CAL-MAINE FOODS, INC.
       THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

     The undersigned hereby directs the Trustee of the Cal-Maine Foods, Inc. Employee Stock Ownership Plan to vote all the shares of Common Stock of Cal-Maine Foods, Inc. (the "Company"), held for the account of the undersigned in the Plan on August 24, 1999, at the Annual Meeting of the shareholders of the Company, to be held on October 11, 1999, and at any adjournments thereof as follows:

     1. Election of Directors (Check only one box below. TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NAME OF NOMINEE.)

          [ ]  To vote for all the nominees listed below:
               Fred R. Adams, Jr., Richard K. Looper, Adolphus B. Baker, Bobby
               J. Raines, Jack B. Self, Joe M. Wyatt, Charles F. Collins, W. D.
               (Jack) Cox, and R. Faser Triplett, M.D.

          OR

          [ ]  To withhold authority to vote for all nominees listed above.

          OR

          [ ] To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.

                         Fred R. Adams, Jr.        ________
                         Richard K. Looper         ________
                         Adolphus B. Baker         ________
                         Bobby J. Raines           ________
                         Jack B. Self              ________
                         Joe M. Wyatt              ________
                         Charles F. Collins        ________
                         W. D. (Jack) Cox          ________
                         R. Faser Triplett, M.D.   ________

          Please refer to the Proxy Statement for a discussion of cumulative voting.

     2.   FOR approval of the Cal-Maine Foods, Inc. 1999 Stock Option Plan.

                    [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

     3. The Trustee is authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the Trustee may vote for any person for director in their discretion.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR PROPOSAL 2. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE, EITHER IN PERSON OR IN WRITING.


                          -----------------------------------------------------
                          Signature        (Seal)

                          -----------------------------------------------------
                          Signature if held jointly   (Seal)
                                                                          ,1999.
                          ------------------------------------------------
                          (Date)

                          1.  Sign your name exactly as it appears on the label.
                          2. When signing as attorney, executor, administrator, trustee, or guardian, please state full title as such.
                          3. If a corporation, please sign in full corporate name by president or other authorized officer.
                          4. If a partnership, please sign in partnership name by authorized person.
                          5. When shares are held jointly, both stockholders must sign this proxy.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.